Supplement to the
Fidelity® Equity Dividend Income Fund
January 29, 2024
Summary Prospectus
The following information replaces similar information found in the “Fund Summary” section under the “Investment Objective” heading.
Fidelity® Equity Dividend Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.54%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%B
Total annual operating expenses	0.55%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.14% was previously charged under the services agreements.
B Adjusted to reflect current fees.

1 year	$56
3 years	$176
5 years	$307
10 years	$689

EII-SUSTK-1024-101 1.9911569.101	October 25, 2024